BLACKROCK FUNDS II

BlackRock Strategic Income Opportunities Portfolio

(the “Fund”)

Supplement dated November 29, 2012

to the Statement of Additional Information dated April 27, 2012, as amended September 28, 2012

Effective immediately, the following changes are made to the Fund’s Statement of Additional Information:

The section entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers” is revised as set forth below.

The subsection entitled “Strategic Income Opportunities Portfolio” is deleted in its entirety and replaced with the following:

Rick Rieder and Bob Miller are the Strategic Income Opportunities Portfolio’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Strategic Income Opportunities Portfolio’s portfolio.

Other Funds and Accounts Managed

The following table sets forth information about funds and accounts other than the Strategic Income Opportunities Portfolio for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of the Portfolio’s fiscal year ended December 31, 2011.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Bob Miller	8	1	1	0	0	0
	$7.14 Billion	$421.1 Million	$300.3 Million	$0	$0	$0
Rick Rieder	13	5	3	0	3	1
	$15.74 Billion	$1.75 Billion	$455.8 Million	$0	$92.34 Million	$98.93 Million

The subsection entitled “Portfolio Manager Compensation Overview — Discretionary Incentive Compensation” as it relates solely to the Fund is revised as set forth below:

Portfolio Manager(s)	Funds Managed	Applicable Benchmarks
Bob Miller Rick Rieder	Strategic Income Opportunities Portfolio	A combination of market-based indices (e.g., Barclays U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.

The last sentence under the subsection entitled “Portfolio Manager Compensation Overview — Distribution of Discretionary Incentive Compensation — Long-Term Incentive Plan Awards” is deleted in its entirety and replaced with the following:

Messrs. Rieder, Saposh, Trigo Paz and Thiel have each received long-term incentive awards.

The last sentence of the first paragraph under the subsection entitled “Portfolio Manager Compensation Overview — Distribution of Discretionary Incentive Compensation — Other compensation benefits — Incentive Savings Plans” is deleted in its entirety and replaced with the following:

Messrs. Miller, Rieder, Saposh and Thiel are each eligible to participate in these plans.

The subsection entitled “Portfolio Manager Beneficial Holdings” as it relates solely to the Fund is deleted in its entirety and replaced with the following:

Portfolio Manager	Portfolio Managed	Dollar Range of Securities Equity Beneficially Owned[1]
Rick Rieder	Strategic Income Opportunities Portfolio	Over $1 Million
Bob Miller	Strategic Income Opportunities Portfolio	$10,001–$50,000

[1]	Includes securities attributable to the portfolio manager’s participation in certain deferred compensation and retirement programs.

The last two sentences of the first paragraph under the subsection entitled “Potential Material Conflicts of Interest” are deleted in their entirety and replaced with the following:

It should also be noted that Messrs. Rieder, Saposh and Thiel may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Rieder, Saposh and Thiel may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

Shareholders should retain this Supplement for future reference.

SAI-SIO-1112SUP